UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

Item 1: Report to Shareholders

New Asia Fund	April 30, 2009

The views and opinions in this report were current as of April 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Although Asian markets have been extremely volatile, we are pleased to report solid returns for your fund in the six months ended April 30, 2009. Following a sharp downturn early in the reporting period, Asian stocks rallied strongly in March and April. The portfolio’s holdings in its key markets, China and India, performed extremely well. From a country perspective, every market in our universe generated positive returns; sector results were also uniformly higher. In the past few months, we have seen risk aversion moderate significantly, and banking institutions appear to be on more solid footing. Thanks to lower interest rates, liquidity injections, and stimulus programs throughout the region, the severe contraction in economic growth is abating. Nevertheless, Asia’s markets have recovered only a portion of last year’s devastating losses.

Although we are clearly not out of the woods, the powerful performance surge and signs of economic stability are encouraging. The New Asia Fund posted a strong 25.93% gain in the six months ended April 30, 2009. As shown in the Performance Comparison table, your fund outperformed its Lipper peer group average and the benchmark MSCI All Country Asia ex Japan Index. Our advantage versus our benchmark index was almost entirely the result of stock selection, which was especially good in our largest sectors—consumer staples and industrials and business services.

As we wrote in our last shareholder letter, the past year has been extraordinarily painful, and we are disappointed that we did not do better. However, our 5- and 10-year returns, which you can see on page 13, continue to reflect our strong longer-term results. Although we cannot predict what will happen in the markets in the near term, we feel that Asia’s economies and stock markets are well positioned to outperform developed markets in a very challenging global environment.

STRATEGY

We believe that successful long-term investing demands disciplined adherence to an investment philosophy. The ability to see through short-term momentum, keep the big picture in perspective, and focus on the underlying fundamentals are the cornerstones of our investing process. We intend to continue concentrating on our core strengths—namely, identifying companies with strong management, sustainable earnings growth, and reasonable valuations—resulting in a portfolio of high-quality companies. As always, we remain committed to identifying the themes and emerging trends that are shaping the investment landscape in order to find the region’s best growth companies.

MARKET AND PORTFOLIO REVIEW

India
Indian and Chinese equities account for about two-thirds of the fund and were responsible for the majority of the portfolio’s strong results. However, we have shifted our emphasis somewhat toward India and away from China. The Indian stock market was one of the weakest performers in the Asia region, registering a comparatively modest 15% advance over the past six months. As is the case throughout the region, growth is slowing, and the Indian government has announced a variety of measures to bolster its economy.

Despite stimulus programs that have increased money supply, propped up the banking system, and improved domestic consumption, the growth forecast is sharply lower for 2009 and 2010 than in recent years. Nevertheless, we believe India’s large economy should be relatively sheltered from the collapse in global trade, and we think the stock market’s recent underperformance is unjustified given the country’s solid economic fundamentals.

India is now the fund’s largest country overweight, representing approximately 38% of the portfolio (we also remain slightly overweight in China). Our decision to establish new positions and add to several of our holdings was based on the individual merit of these companies, also known as bottom-up investing. We believe that there are a lot of great companies in India, and we think the infrastructure development theme will be durable as the country seeks to ramp up the necessary resources to underpin economic growth. A number of these stocks fell to extremely low historical valuations due to the uncertainty of future earnings and the difficulty of getting financing. However, many of them have already raised a significant amount of new capital, and the availability of new funding looks to be relatively secure. In many ways, India’s economy is more defensive than others in the region because domestic consumption represents about half of the economy, which essentially operates on a cash basis.

The portfolio benefited from strong stock selection in India, although our large allocation to an underperforming market hurt our comparison with the benchmark. As investors grew less cautious toward the end of the reporting period, our smaller-cap holdings, especially in the industrials and business services sector, generated excellent results. Infrastructure stocks, which were some of the worst performers in 2008, generated solid contributions in the period. Several of our larger holdings, including Jaiprakash Associates and GMR Infrastructure, posted robust gains over the past six months. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents in the fund.)

Jaiprakash, an industrial conglomerate, has been a prime beneficiary of the lower interest rate environment and liquidity coming back into India as the period progressed. The company is primarily involved in infrastructure and power plant construction and real estate operations. However, all of its projects are longer term, which means it needs a large amount of financing. When liquidity in India became scarce during the credit crisis, the stock got crushed, falling more than 80% last year. We think the company has exceptionally good business opportunities. Much of the concern about funding has been removed, and, in the last six weeks of the reporting period, the stock advanced more than 100%. GMR was in basically the same situation. It is a holding company that, through its subsidiaries, is engaged in a variety of infrastructure projects. The company primarily builds and runs airports, power generation facilities, and highways. We believe that both companies have solid business opportunities and are well managed. As a more enduring recovery takes hold, we think these stocks can generate stronger revenues and earnings and should continue to provide attractive returns.

The portfolio’s two largest holdings are also Indian companies. Container Corporation of India, which is a leader in the road and rail segment, posted exceptionally strong results thanks to a recovery in demand for its shipping services. DLF Limited, our next-largest holding, also generated solid six-month results. The company is the country’s largest real estate management and development company. We believe that the real estate segment offers superior long-term growth opportunities for the largest and best-run operators. The housing market is showing signs of normalizing, confidence is returning, and affordability and real demand in India are near all-time highs. As liquidity improves and construction activity regains momentum (in both housing and infrastructure), the strongest firms in these segments could generate steadily improving revenue and profitability.

The results of the Parliamentary elections, which were announced after the end of our reporting period, have provided a major boost for India’s outlook and for the stock market. We intend to remain disciplined in trimming stocks where market euphoria drives valuations to unsustainable levels.

China
The Chinese market posted a strong 30% return in the six-month period, although China’s growth has slowed significantly in the last two quarters. The Chinese economy grew at a below-trend 6.1% rate in the first quarter of 2009, after reporting 6.8% growth in the final quarter of 2008. Beijing is struggling to maintain a 7% target growth rate, which is still far less than the 9% recorded for the 2008 calendar year. The falloff in Chinese growth was largely due to a collapse in exports and fixed-asset investments. However, we think that the aggressive government countercyclical stimulus packages announced will bolster growth and keep the economy in positive territory. China has amassed significant reserves over the past few years, and investors bid up Chinese stocks believing that the government has the firepower and desire to spend its way out of trouble and to pick up some of the slack from weakness in exports by boosting domestic demand.

China was the portfolio’s largest absolute and relative performance contributor for the past six months. Stock selection was good across our Chinese holdings, and our overweight allocation (approximately 28% of the portfolio) added value because China’s market outperformed within the Asia region. The fund’s best performer in China was Shanghai Industrial, a state-owned real estate, infrastructure, health care, and consumer products holding company. The stock rose sharply because it is viewed as a beneficiary of the government’s stimulus efforts. We like the company because it has a high-quality real estate portfolio of residential and commercial properties that generate steadily growing cash flow.

Alibaba.com also posted strong gains. The company operates an English-language Web site that specializes in business-to-business marketing primarily for international buyers who want to contact Chinese sellers. It also runs similar sites for Chinese and Japanese vendors. The company made a successful strategy shift since its November 2007 initial public offering (IPO). Instead of targeting a few premium subscribers, it is now going for higher volumes and has lowered its fees. Alibaba and Shanghai Industrial have both gained more than 100% in the past six months.

In the consumer staples sector, our overweight allocation hurt our comparison with the benchmark because the more defensive sectors underperformed during the period. However, Uni-President and Tsingtao Brewery performed well. Uni-President is actually based in Taiwan, but most of its business is conducted in China.

Although we continue to believe in the Chinese growth story, we reduced our overweight toward the end of the period. We trimmed or eliminated several stocks that had rallied strongly. For example, we sold our entire positions in China Resources Land and China Shenhua Energy. Investors had bid up the shares and valuations of both companies, expecting that they would be prime beneficiaries of the massive government stimulus package for infrastructure. We also eliminated several of our largest detractors during the period. China Merchants Holding, Beijing Capital International Airport, and China COSCO Holdings generated disappointing first-half results. We used the proceeds as a source of cash to increase our allocation in India.

The Rest of the Region
After a quick review of the portfolio’s Twenty-Five Largest Holdings table on page 12, it is apparent that India and China represent the lion’s share of the fund. Taiwan Semiconductor, Bumiputra-Commerce (Malaysia), and Olam International (Singapore) are the only three stocks in the table based outside our two favored countries. However, this is purely a result of our bottom-up stock selection process. As you can see in the Geographic Diversification chart on page 7, our holdings in India and China represent 66% of the fund, which is fairly consistent with our allocation over the past few reporting periods. Our next-largest country allocations are in Singapore, Malaysia, Thailand, and South Korea.

South Korea’s economy is dominated by exports, and demand is waning in the face of the global slowdown. However, in the past six months the won fell sharply, which aided exporters, and the market performed in line with the overall Asian markets index. During the period, we moved further underweight in the country by selling some of our highly profitable position in LS Industrial Systems. This electrical components producer held up well due to the steadiness of its earnings and cash flow despite the deteriorating economy. At the end of the reporting period, we held only three stocks (4% of the fund) in South Korea, which represents 19% of the index, because we think it will continue to generate slower growth than China or India.

We eliminated several positions in Taiwan over the past six months and now own only one stock, the previously mentioned Taiwan Semiconductor. We bought the stock after it declined 50% last year. The company has generated stable revenue and earnings gains, has sizable cash reserves, and has virtually no debt. It faces challenges because its end markets have weakened, but it has almost no competition. Taiwan’s improving relations with mainland China are a long-term positive. Increasingly, tourists have been able to travel between the two on direct flights. At the end of the reporting period, the Chinese government lifted the ban on investments in Taiwan. For the first time since the civil war six decades ago, a state-owned Chinese company, China Mobile, made an investment on the island. We continue to monitor these developments very closely. If wealthy Taiwanese investors start to repatriate cash to Taiwan after many years of investing overseas, it is possible that we will see a rekindling of Taiwan’s economy, which could create some interesting investment opportunities.

OUTLOOK

Asia’s markets suffered their worst year of performance on record in 2008. The effects of the global financial crisis sapped liquidity from the region, and global trade slowed dramatically. It is clear that economies within the region are slowing and economic data are expected to remain weak in the near term. Much of the bad economic and earnings news is widely known, which may be the reason for the recent rally. However, a sustained upswing is unlikely until global leading indicators have stabilized and begin improving. Before this happens, we may see another period of weakness from the region’s markets, although we believe it is unlikely that we will test the lows seen in the past few months.

We continue to take a long-term approach to our investments in Asia, and especially favor the prospects for India and China, which we view as the growth engines of the region. We believe our focus on these two markets will be rewarded over time due to the rising levels of urbanization, industrialization, and domestic consumption. However, to counter the volatility we expect, we believe it is prudent for investors to build positions over time.

Although we are aware of the economic challenges India faces in the near term, in our opinion, it remains an attractive market for longer-term investors. The magnitude of the Indian market’s underperformance relative to other Asian markets provided us with an opportunity to add high-quality companies at attractive valuations. Liquidity in the country has improved, and the leading companies, once again, have access to capital. We think that the strongest companies will take market share within their industries and emerge from this downturn stronger. Within the portfolio, we are focused on companies that will benefit from rising domestic consumption and segments that will perform better in a lower interest rate environment, including industrials, infrastructure, and real estate. The election result, handing the Congress party a larger majority, is a medium-term positive for India, but the party will face many challenges to its reform agenda. We will remain disciplined in responding to market movements.

China has attracted investor attention as it rallied in recent months, the market is benefiting from its fiscal strength. From a macroeconomic perspective, the country also appears very attractive—although growth is slowing, it should be more robust than almost anywhere else in the world. One of our concerns is that China needs to wean itself from its dependence on exports and focus on boosting domestic consumption. We think the government will need to spend more to improve basic social services. This means spending on low-cost housing, health care, and pensions. This process will take time. State-owned enterprises may disappoint the market in terms of their near-term earnings—as they share the pain of this transition. Given this backdrop, we prefer to own private-sector companies in China. In particular, we like the consumer and Internet segments, which could benefit from rising levels of consumption over the long term. While these companies will not be immune to the slowdown, they still offer good growth prospects.

In addition to these two large economies, we will continue to seek high-quality investments throughout the region. Recent events in Taiwan could bode well for the future of that economy. We also spend time visiting companies in the smaller markets of Thailand, Malaysia, Indonesia, Singapore, and the Philippines looking for promising investment candidates.

In this challenging and volatile environment, we will continue to work diligently on your behalf. Thank you for your continued support.

A NOTE FROM FRANCES DYDASCO

As we informed shareholders by letter a few months ago, in August 2009 I will be retiring from T. Rowe Price after 12 years with the firm. The first thing I would like to do is to thank you, fellow shareholders, for entrusting me with your hard-earned savings. I want you to know that I appreciate your confidence in me and in T. Rowe Price. I would also like to welcome Anh Lu to the managerial ranks. Anh joined me as co-portfolio manager of your fund in April. We have worked closely for several years, and I want to assure you that she is exceptionally well prepared for this assignment. Anh has 13 years of emerging markets investment experience, seven of which have been with T. Rowe Price. After August 1, she will assume the sole leadership role of the portfolio and become the chairman of the New Asia Fund’s Investment Advisory Committee.

Finally, Anh and I will continue to work closely to ensure a seamless transition of managerial duties. We have visited with a number of the fund’s institutional clients to discuss the transition. What we told them about the portfolio’s investment process can be summarized as follows:

• The fund’s investment philosophy, investment professionals, and analyst team will remain largely intact. We will continue to rely on our seasoned portfolio managers and the strength of our independent research group to conduct rigorous research and analysis.

• We will continue to seek companies with strong managements, sustainable earnings growth, and reasonable valuations, resulting in a portfolio of high-quality companies. These are the attributes that contribute to the T. Rowe Price heritage of intelligent risk taking.

• We will remain long-term investors committed to identifying the themes and emerging trends that are shaping the investment landscape in order to find the region’s best growth companies. We will always have our investors’ interest at the forefront of every investment decision, and we will never forget that we are a fiduciary—entrusted as a caretaker of our clients’ assets.

Respectfully submitted,

Frances Dydasco
Cochairman of the fund’s Investment Advisory Committee

Anh Lu
Cochairman of the fund’s Investment Advisory Committee

May 15, 2009

The committee chairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): GDP is the total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI All Country Asia ex Japan Index: An index that measures equity market performance of developed and emerging countries in Asia, excluding Japan.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 4/30/09‡	Year Ended 10/31/08‡	10/31/07‡	10/31/06‡	10/31/05‡	10/31/04
NET ASSET VALUE						
Beginning of period	$ 8.01	$ 25.16	$ 13.87	$ 11.31	$ 8.82	$ 8.14
Investment activities						
Net investment income	0.02	0.39	0.26	0.21	0.15	0.10
Net realized and unrealized gain (loss)	1.98	(15.61)	12.83	3.19	2.39	0.65
Total from investment activities	2.00	(15.22)	13.09	3.40	2.54	0.75
Distributions						
Net investment income	(0.40)	(0.19)	(0.21)	(0.12)	–	(0.06)
Net realized gain	–	(1.75)	(1.59)	(0.72)	(0.05)	(0.01)
Total distributions	(0.40)	(1.94)	(1.80)	(0.84)	(0.05)	(0.07)
Redemption fees added to paid-in capital	–	0.01	–	–	–	–
NET ASSET VALUE						
End of period	**$ 9.61**	**$ 8.01**	**$ 25.16**	**$ 13.87**	**$ 11.31**	**$ 8.82**
Ratios/Supplemental Data						
Total return(1)	**25.93%**	**(65.12)%**	**105.57%**	**31.58%**	**28.91%**	**9.28%**
Ratio of total expenses to average net assets	1.06%(2)	0.96%	0.93%	1.05%	1.05%	1.09%
Ratio of net investment income to average net assets	0.55%(2)	2.35%	1.53%	1.63%	1.38%	1.12%
Portfolio turnover rate	17.5%	55.4%	53.4%	76.3%	55.9%	72.3%
Net assets, end of period (in millions)	$ 2,037	$ 1,828	$ 5,913	$ 1,883	$ 1,286	$ 877

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
CHINA 27.7%		
Common Stocks 26.8%		
Alibaba.com (HKD)(1)(2)	35,014,000	41,280
Baidu, ADR (USD)(1)(2)	132,900	30,952
Ctrip Com International, ADR (USD)(1)	1,210,300	37,422
Gome Electrical Appliances (HKD)(1)	168,282,000	12,160
Guangshen Railway, H Shares (HKD)(3)	103,014,000	46,169
Hengan International (HKD)(1)	12,519,000	52,313
Li Ning (HKD)(1)	9,035,000	18,587
Ports Design (HKD)(1)	5,081,000	7,945
Shanghai Industrial (HKD)	12,358,000	42,073
Sina (USD)(2)	770,000	21,568
Tencent Holdings (HKD)	4,731,200	42,400
Tsingtao Brewery, H Shares (HKD)(1)	21,842,000	55,975
Uni President China Holdings (HKD)(2)	52,062,000	26,189
Want Want China Holdings (HKD)	41,965,000	21,061
Wumart Stores, H Shares (HKD)(3)	32,598,000	28,997
Xinao Gas Holdings (HKD)	43,620,000	59,783
		544,874
Common Stocks - China A-shares (4) 0.9%		
Qingdao Haier	3,274,568	4,884
Shanghai ShenTong Metro	3,136,570	4,225
Shanghai Tunnel Engineering (2)	2,853,949	5,069
Shenzen Airport	5,247,400	4,946
		19,124
Total China (Cost $553,396)		563,998
HONG KONG 1.1%		
Common Stocks 1.1%		
Hong Kong Exchanges	709,700	8,156
Shangri-La Asia (1)	10,125,326	14,985
Total Hong Kong (Cost $28,820)		23,141

INDIA 37.9%

Common Stocks 37.9%

Bajaj Auto	2,297,576	29,264
BF Utilities (2)	1,645,409	19,389
Bharat Forge	2,878,229	7,393
Container Corporation of India	4,270,903	65,020
DLF Limited	13,593,867	63,305
Exide Industries	20,953,255	21,858
GMR Infrastructure (2)	21,710,758	49,271
GVK Power & Infrastructure (2)	62,362,798	35,661
Himatsingka Seide (2)(3)	6,155,827	3,293
Housing Development Finance	1,083,969	37,794
ibn18 Broadcast (2)	5,332,254	9,411
India Infoline	14,134,485	21,688
Jaiprakash Associates	21,643,687	60,598
Kalindee Rail Nirman Engineers (3)	923,900	1,909
Kalpataru Power Transmission	247,282	1,939
Kotak Mahindra Bank	4,092,734	31,880
Marico Limited	18,552,326	25,656
Maruti Suzuki India	1,884,408	31,064
Max India (2)(3)	12,112,737	34,252
Mundra Port	2,574,492	20,016
Mundra Port and Sez Limited	1,625,082	12,677
Phoenix Mills	7,120,176	15,819
Power Trading Corporation of India (3)	17,305,365	24,632
PVR (2)(3)	620,606	1,019
PVR (Lock-Up Shares) (2)(3)	1,000,000	1,633
Redington India (3)	5,147,915	13,905
Shree Renuka Sugars (3)	16,798,228	33,211
Sintex Industries	5,060,043	14,295
Srei Infrastructure Finance (3)	9,577,473	7,469
Sun TV Network	5,626,622	21,113
Suzlon Energy	8,652,216	11,186

Suzlon Energy, Class A	4,914,386	6,276
Television Eighteen India	5,773,748	9,985
United Spirits Limited	1,916,399	27,082
Total India (Cost $1,224,612)		770,963

INDONESIA 1.2%

Common Stocks 1.2%

Telekomunikasi	33,684,000	24,972
Total Indonesia (Cost $26,093)		24,972

MALAYSIA 4.5%

Common Stocks 4.5%

Bumiputra Commerce	23,145,235	52,208
IOI	14,913,600	17,952
Malayan Banking	14,727,505	17,877
Rexit (3)	14,601,000	3,153
Total Malaysia (Cost $98,373)		91,190

PHILIPPINES 0.7%

Common Stocks 0.7%

International Container Terminal Services	55,693,500	14,720
Total Philippines (Cost $24,382)		14,720

SINGAPORE 6.4%

Common Stocks 6.4%

CapitaMall Trust, REIT	26,934,000	22,601
Goodpack	18,932,000	10,386
Goodpack, Warrants, 7/16/09 (2)	2,527,500	–
Olam International	28,041,000	33,073
Singapore Airlines	2,440,000	17,559

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The New Asia Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 28, 1990. The fund seeks long-term growth of capital through investments in companies located (or with primary operations) in Asia (excluding Japan).

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On November 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures; however, it is expected to have no material impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on April 30, 2009:

Following is a reconciliation of the fund’s Level 3 investments for the period ended April 30, 2009:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2009, approximately 83% of the fund’s net assets were invested, directly or indirectly, in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

China A-shares During the six months ended April 30, 2009, the fund invested in certain Chinese equity securities (A-shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A-share market through T. Rowe Price International, Inc. (TRPI), which serves as the registered QFII for all participating T. Rowe Price-sponsored investment companies. Investment decisions related to A-shares are specific to each participating fund, and each fund bears the resultant economic and tax consequences of its holdings and transactions in A-shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A-shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A-shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains taxes will be imposed, accrued taxes are reflected in the accompanying financial statements.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On April 30, 2009, the value of loaned securities was $61,397,000; aggregate collateral received included U.S. government securities valued at $1,040,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $286,274,000 and $601,559,000, respectively, for the six months ended April 30, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2009.

At April 30, 2009, the cost of investments for federal income tax purposes was $2,514,925,000. Net unrealized loss aggregated $432,153,000 at period-end, of which $192,615,000 related to appreciated investments and $624,768,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2009, expenses incurred pursuant to these service agreements were $92,000 for Price Associates, $1,123,000 for T. Rowe Price Services, Inc., and $51,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2009, the fund was allocated $18,000 of Spectrum Funds’ expenses, of which $12,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $2,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2009, approximately 1% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee and expense ratio were generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer
Date	June 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer
Date	June 16, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer
Date	June 16, 2009